ASSET PURCHASE AND SERVICE AGREEMENT

         ASSET PURCHASE AGREEMENT dated as of July 15, 1997 by and between JACKSON HEWITT INC. (hereinafter "Seller"), a Virginia corporation, with its principal office at 4705 Bonney Road, Virginia Beach, Virginia and RESOURCE BANK, (hereinafter "Purchaser"), a Virginia banking corporation, with its principal office located at 3720 Virginia Beach Boulevard, Virginia Beach, Virginia.

         WHEREAS, Seller owns and is the payee under certain promissory notes that are more particularly described on Schedule 1 attached hereto (the "Notes"); and

         WHEREAS, Seller desires to sell and Purchaser desires to purchase said Notes upon the terms, provisions and conditions hereinafter stated:

         NOW, THEREFORE, in consideration of the premises, and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Price. The Seller agrees to sell, assign, convey, transfer, and deliver and the Purchaser agrees to buy the Notes for the purchase price (the "Purchase Price") of 100 percent (100%) of the outstanding balance, including interest due under all Notes; subject, however, to the terms and conditions of this Agreement or any other writing executed between the parties at any time hereafter.

         It is the expressed intent of the parties that this transaction is an absolute sale of the Notes and is not the creation of a creditor-debtor relationship between the Purchaser and the Seller. Seller shall have no right to repurchase the Notes except as provided in paragraph 5 below. The Seller and the Purchaser each shall mark their respective books and records to evidence this transaction as an absolute sale of the Notes.

         The above purchase price shall also include and be payment for all franchise rights, account cards, records, forms, papers, chattel mortgages, security agreements, finance statements, certificates of title, claims, judgments, liens, and other forms of security held by Seller in connection with the Notes sold hereunder.

         2.       Delivery.

                  2.1      Seller's Deliveries at Closing.    Seller  shall
deliver to Purchaser on or before the date hereof (the "Closing Date") the following:

                           (a)      each of the Notes duly  endorsed  to the
order of the  Purchaser  in the manner set forth on Exhibit A attached hereto;

                           (b)      a fully executed  Assigned of Notes in the
form of Exhibit B  attached  hereto; and

                           (c)      written  notifications  addressed to each
obligor under any Note informing such obligor of the sale of the Note to the Purchaser and directing each obligor to make payment on each Note in accordance with the terms of this Agreement;

                  2.2 Purchaser's Deliveries at Closing.Purchaser shall deliver to Seller on or before the Closing Date the Purchase Price.

         3. Indemnification. Seller agrees to protect, defend, and indemnify Purchaser and to hold it harmless from, against and with respect of any liability, loss, deficiency, expense, including reasonable attorneys' fees, other costs of litigation and collection, and those arising from the enforcement of indemnification (of all of which are referred to hereafter collectively as "Damages"), and agrees to pay or reimburse Purchaser on demand for all Damages resulting, by reason of, caused by or incident to: (a) any and all claims against and liabilities of Seller of every kind and nature, absolute, and contingent arising from or in connection with the actions of Seller prior to the Closing Date; (b) any untrue representation or breach of any representation or warranty of Seller contained herein or in any exhibit, certificate or other writing delivered to Purchaser pursuant to this Agreement and/or (c) any nonfulfillment of any agreement or covenant of Seller contained herein. This indemnification shall include, but not be limited to, Damages resulting from any claim or legal proceeding which is commenced by or on behalf of one or more of the real persons and/or corporations or other entities shown to be indebted pursuant to any Note on the records of the Seller (such debtors shall be referred to herein as "Obligors") for causes of action arising prior to the Closing Date, and any governmental investigation or administrative proceeding predicated upon acts or omissions committed prior to the Closing Date for which the Seller or its predecessor in interest may be responsible. In any such event, Seller shall be entitled to assume the defense of such action using an attorney reasonable acceptable to Purchaser.

         4. Payment of Certain Taxes. Seller shall be solely responsible for any and all taxes, fees and other charges which shall become due (a) on account of the operation and conduct of the business of Seller or (b) on account of the acquisition, holding or administering of any of the Notes prior to the Closing Date.

         5. Recourse. It is understood and agreed that all Notes are assigned, transferred and conveyed to Purchaser pursuant hereto with limited recourse as provided in this paragraph. The Seller hereby guarantees to the Purchaser that the Obligor of each and every Note shall promptly and fully pay and satisfy all payments owing under the Note when and as the same become due and payable. In addition to the foregoing, upon written request of Purchaser, Seller shall within thirty (30) days of the receipt of such notice repurchase any Note at a price of equal to the purchase price of such Note minus any amounts paid by the Obligor on such Note after the Closing Date, in the event that than any of the following (subject in all instances to any cure rights of the Obligor) shall be accurate:

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                  (a) the Purchaser is unable, after reasonable effort to do so, but in no event greater than ten (10) days after the Closing Date, to verify the Obligor's existence or residence at the place furnished by the Seller,

                  (b)      any Obligor files bankruptcy, or

                  (c) the Obligor fails to make any payment due under his Note within 30 days of the due date for such payment.

         Except as provided in this paragraph 5, the Seller has no obligation to repurchase the Notes. In no event does the Seller have the right to repurchase the Notes, or any of the Notes.

          6. Nonassumption of Seller's Liabilities. It is understood and hereby covenanted by Seller that Purchaser will not assume, and shall not in any manner become liable for, any debt, obligation, or liability of Seller by reason of this transaction, the provisions hereof or the operation of law.

          7. Survival of Representations and Warranties Remedies Cumulative. All representations and warranties herein contained shall survive this Agreement. All remedies of Purchaser herein shall be deemed to be cumulative and not exclusive, and the exercise or enforcement of any one or more remedies shall not preclude the exercise or enforcement of any other remedy or remedies.

          8.      Servicing Agreement.

                  8.1. Administration and Servicing of Notes. The Seller is hereby authorized to act as agent for the Purchaser and in such capacity shall manage, service, administer and make collections on the Notes and perform the other actions required by the Seller under this Agreement. The Seller agrees that its servicing of the Notes shall be carried out in accordance with Seller's customary and usual collection procedures. The Seller's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Notes, investigating delinquencies, reporting any required tax information to Obligors, monitoring the collateral, if any, accounting for collections and furnishing monthly and annual statements to the Purchaser. To the extent generally consistent with the standards, policies and procedures otherwise required hereby, the Seller shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Seller is hereby authorized and empowered by the Purchaser to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Notes; provided, however, that notwithstanding the foregoing, the Seller shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Note or waive the right to collect the unpaid balance of any Note from the Obligor. The Seller is hereby authorized to commence, in its own name or in the name of the Purchaser (provided the Seller has obtained the Purchaser's consent, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Note or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Note or an Obligor. If the Seller commences or participates in such a legal proceeding in its own name, the Purchaser shall thereupon be deemed to have automatically assigned such Note to the Seller solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Seller is authorized and empowered by the Purchaser to execute and deliver in the Seller's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Purchaser shall furnish the Seller with any powers of attorney and other documents which the Seller may reasonably request and which the Seller deems necessary or appropriate and take any other steps which the Seller may deem necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

                  8.2.     Collection of Note Payments: Modifications of Notes.

                           (a)      Consistent  with  the  standards,  policies
and procedures required by this Agreement, the Seller shall make reasonable efforts to collect all payments called for under the terms and provisions of the Notes as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable Notes that it services for itself and otherwise act with respect to the Notes, in such manner as will, in the reasonable judgment of the Seller, maximize the amount to be received by the Purchaser with respect thereto.

                           (b)      The Seller  may not at any time agree to a
modification or amendment of any Note without having first obtained the express written consent of the Purchaser which consent may be withheld in its sole discretion.

                           (c)      The Seller shall remit all  payments by or
on behalf of the Obligors received by the Seller to the account maintained by the Purchaser for deposit of such payments (the "Collection Account") without deposit into any intervening account and as soon as practicable, but in no event later than the Business Day after receipt thereof.

                           (d)      If the Seller  elects to  commence a legal
proceeding to enforce the holders rights under any Note, the act of commencement shall be deemed to be an automatic assignment from the Purchaser to the Seller of the rights under such Note on the grounds that it is not a real party in interest or a Person entitled to enforce the Note, the Purchaser, at the Purchaser expense, shall take such steps as the Seller deems necessary to enforce the Note.

                  8.3. Servicing Fee: Payment of Certain Expenses by Seller. On April 15, of each year (each "Payment Date"), the Seller shall be entitled to receive out of the Collection Account a service fee equal to two percent 2% of all amounts collected on all Notes since the prior year's Payment Date. The Seller shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Seller, expenses incurred in connection with distributions and reports made by the Seller to Purchaser and all other fees and expenses of the Purchaser, except taxes levied or assessed against the Purchaser, and claims against the Purchaser in respect of indemnification, which taxes and claims in respect of indemnification against the Purchaser are expressly stated to be for the account of Seller).

                  8.4. Retention and Termination of Seller. The Seller hereby covenants and agrees to act as such under this Agreement until Seller's receipt of written notification from the Purchaser that Seller's obligations pursuant to this paragraph 8 have been terminated.

          9. Representations and Warranties of Seller. The Seller represents, warrants and covenants as of the Closing Date as to itself:

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Notes as required by this Agreement) requires or shall require such qualification;

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action;

                  (d) Binding Obligation. The provisions of this Agreement shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it or its properties are bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or, to the best of Seller's knowledge, violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties;

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best of the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the sale of the Notes or the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes; and

                  (g) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

                  (h) Ownership of Notes. Seller owns outright and has full and complete title to all of the Notes, free and clear of all claims, liens, pledges and other encumbrances of any kind whatsoever.

                  (i) No Bankruptcies. There are no bankruptcies, filed or pending, in connection with the Notes of which Purchaser has been advised in writing.

                  (j) Validity of Notes. All of the Notes, together with any security instruments securing the same, were made for full and valuable consideration and also all Notes, now constitute valid and enforceable obligations and indebtedness of the respective real persons and/or corporations or other entities shown to be indebted in respect thereof on the records of the Seller. The amounts shown on Schedule 1 to be owing and unpaid on the respective Notes represent the true and correct gross amounts owing and unpaid thereon at the close of business on July 14, 1997.

                  (k) No Known Defenses. There are no known defenses with respect to the Notes such as set-offs, usury, unrecorded credits, counterclaims, lack of consideration, fraud, violations of Truth-in-Lending or other Federal or State laws pertaining to the Notes, forgery, alterations, or undisclosed agreements with Obligors or with third-parties. All payments credited upon said Notes were paid by the Obligors.

                  (l) Accuracy of Book and Records. The ledger cards and other books, records and documents relating to the Notes fairly, accurately, and completely set forth the names and last known addresses of all the respective Obligor, the terms of the Notes, the amounts initially outstanding thereon.

         10.      Miscellaneous.

                  10.1 Authority to Execute and Deliver. The person or persons executing this instrument hereby represent(s) and warrant(s) that he, she or they are the duly authorized officer(s), representative(s) or agent(s) of the Seller, and that he, she or they have the power and authority to execute and deliver this instrument on behalf of Seller.

                  10.2 Brokers. The parties respectively represent and warrant that they have not employed or utilized the services of any brokers in connection with this Agreement or the transactions contemplated hereby. Each party agrees to indemnify and save the other harmless from and against the claims of any broker claiming to have acted on behalf of such party.

                  10.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been received on the earlier of its receipt in fact or five (5) days after its being mailed, regular mail or Certified Mail, Return Receipt Requested, postage paid, to the parties at the following addresses (or at such other address as may be specified by notice given pursuant hereto):

                  (a)      If to Purchaser:

                           Resource Bank
                           3720 Virginia Beach Boulevard
                           Virginia Beach, Virginia  23452
                           Attn:  President

                  (b)      If to Seller:

                           Jackson Hewitt Inc.
                           4705 Bonney Road
                           Virginia Beach, Virginia  23462
                           Attn:  President

                  10.4 Headings. The headings in this Agreement and the Schedules hereto are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

                  10.5 Waivers. No waiver of any provision hereof, in part or in whole, shall be effective unless particularly stated in a writing addressed and delivered to the other party and duly signed on behalf of the party against whom the waiver is sought to be enforced. Any waiver so granted shall apply solely to the event occasioning the necessity for a waiver and with respect only to the provision or provisions hereof applicable thereto, but shall not apply to any other events or to reoccurrence of the same or similar event nor to any other provisions hereof.

                  10.6 Applicable Law. This Agreement shall be controlled, construed and enforced in accordance with the laws of the Commonwealth of Virginia, it being agreed that the courts of that state shall have jurisdiction over the parties hereto and this Agreement in addition to such other courts as may have such jurisdiction.

                  10.7 Entire Agreement. This Agreement represents the entire agreement and understanding of the parties, superseding any and all representations, understandings or agreements with respect to the transaction herein contemplated if not set forth herein, and no modification hereof or additions hereto have been agreed to, or will be binding upon any party or its successors or assigns, unless specifically set forth in writing in a document executed by the party against whom the modification of addition is sought to be enforced.

                  10.8 Binding Agreement; Assignment. This Agreement shall be binding upon the parties hereto and their successors and assigns; provided, however, no assignment hereof shall excuse, release or constitute a waiver of any duty or obligation the assignor may have to the other party hereunder unless excused, released or a waiver is granted in writing by the other party upon the assignee's written assumption of all of the assignor's duties and obligations hereunder.

                  10.9 Attorney Fees. In the event of the institution of legal proceedings based upon breach of any of the terms or conditions of this Agreement by either party hereto, the prevailing party shall be entitled to reimbursement for reasonable attorney fees, court costs and other expenses incurred in connection therewith.

                 10.10 Offset. Seller further agrees that any future monies owed to Seller by Purchaser can be used to offset any monies owed by Seller to Purchaser under this agreement.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered on behalf of the parties hereto by their duly authorized officers or authorized representatives, all as of the date first above written.

                                     RESOURCE BANK  (Purchaser)

                                     By: /s/ RESOURCE BANK
                                        ------------------------------------
                                     Title:
                                           ---------------------------------

                                     JACKSON HEWITT  INC. (Seller)


                                     By: /s/ JACKSON HEWITT
                                        ------------------------------------
                                     Title:
                                           ---------------------------------

                                    EXHIBIT A

Each Note shall be stamped and executed as follows:

PAY TO THE ORDER OF RESOURCE BANK WITH LIMITED RECOURSE PURSUANT TO PARAGRAGH FIVE OF THAT CERTAIN ASSET PURCHASE AGREEMENT DATED JULY 15, 1997, BY AND AMONG RESOURCE BANK AND JACKSON HEWITT INC.

                                        JACKSON HEWITT INC.,
                                        a Virginia corporation




                                         By:
                                            --------------------------------
                                         Its:
                                             -------------------------------

                                    EXHIBIT B

                               ASSIGNMENT OF NOTES

         THIS ASSIGNMENT OF NOTES ("Assignment") is made as of July 15, 1997 by and between JACKSON-HEWITT, INC., a Virginia corporation and RESOURCE BANK, a Virginia banking corporation ("Assignee").

Recitals:

         A. The Assignor and the Assignee simultaneously have entered into an Asset Purchase and Sale Agreement dated July 15, 1997 ("Purchase Agreement").

         B. The Purchase Agreement provides for the sale and transfer by the Assignor to the Assignee of the Notes (this term and all other capitalized terms used, and not otherwise defined, in this Assignment have the definitions ascribed to them in the Purchase Agreement). The Notes are more particularly listed and described on Schedule 1 which is attached.

Agreement:

         For and in consideration of the promises and agreements contained in this Assignment and in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Assignor irrevocably sells, transfers, assigns, grants and conveys to the Assignee all of the Assignor's right, title and interest in, to and under the Notes, with limited recourse, pursuant to paragraph five of the Purchase Agreement.

         Dated:   July 15, 1997

                                      JACKSON HEWITT INC.

                                      By:
                                         ---------------------------------
                                      Its:
                                          --------------------------------
STATE OF
        ---------------------
CITY/COUNTY OF                                       , to-wit:
              --------------------------------------

         The foregoing instrument as acknowledged before me in the City/County
of                                            State of
   -----------------------------------------,         --------------
this          day of                   , 1997, by
    --------        ------------------            ---------------------------
of JACKSON-HEWITT, INC., on its behalf.


                                                -----------------------------
                                                Notary Public

(SEAL)
My commission expires: